UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Indiana	35-1575582
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

One Monument Circle
Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code:	(317)-261-8261

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

IPALCO Senior Secured Notes Offering

On March 14, 2024, IPALCO Enterprises, Inc. (“IPALCO”) completed its previously announced sale of $400 million aggregate principal amount of 5.750% senior secured notes due 2034 (the “Notes”) pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were issued pursuant to an Indenture dated March 14, 2024, by and between IPALCO and U.S. Bank Trust Company, National Association, as trustee (the “Indenture”).

The Notes are secured by IPALCO’s pledge of all of the outstanding common stock of its principal subsidiary, Indianapolis Power & Light Company d/b/a AES Indiana (“AES Indiana”). The lien on the pledged shares will be shared equally and ratably with IPALCO’s existing senior secured notes. IPALCO has entered into a Pledge Agreement Supplement with The Bank of New York Mellon Trust Company, N.A., as successor collateral agent (the “Collateral Agent”), dated March 14, 2024 (the “Pledge Agreement Supplement”), to the Pledge Agreement between IPALCO and The Bank of New York Mellon Trust Company, N.A., as successor to Bank One, National Association, dated November 14, 2001, as supplemented by a Pledge Agreement Supplement dated June 25, 2015, a Pledge Agreement Supplement dated August 22, 2017, a Pledge Agreement Supplement dated October 31, 2018, and a Pledge Agreement Supplement dated April 14, 2020, each by IPALCO in favor of the Collateral Agent.

Payments of interest on the Notes are payable on April 1 and October 1 of each year, commencing October 1, 2024. Principal on the Notes is payable on the maturity date, which is April 1, 2034. IPALCO has also agreed to file a registration statement with respect to a registered offer to exchange the Notes for new exchange notes, which will have terms substantially identical in all material respects to the Notes (except that the new exchange notes will not contain terms with respect to transfer restrictions and additional interest) under the Securities Act, with the Securities and Exchange Commission pursuant to a Registration Rights Agreement, dated as of March 14, 2024 (the “Registration Rights Agreement”), among IPALCO and J.P. Morgan Securities LLC, PNC Capital Markets LLC and U.S. Bancorp Investments, Inc., as representatives of the initial purchasers of the Notes. Failure to timely comply with certain provisions of the Registration Rights Agreement will result in increased interest payable on the Notes.

IPALCO intends to use the net proceeds from the Notes, together with cash on hand, to finance the redemption of its outstanding 3.70% Senior Secured Notes due 2024, of which $405 million is currently outstanding.

The foregoing descriptions of the Notes, the Indenture, the Pledge Agreement Supplement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Indenture, the Pledge Agreement Supplement and the Registration Rights Agreement, which are filed as Exhibits 4.1, 4.2 and 4.3 hereto, respectively, and are incorporated herein by reference.

AES Indiana First Mortgage Bonds Offering

In addition, on March 18, 2024, AES Indiana completed its previously announced sale of $650 million aggregate principal amount of 5.700% First Mortgage Bonds due 2054 (the “Bonds”) pursuant to Rule 144A and Regulation S under the Securities Act. The Bonds were issued pursuant to the Mortgage and Deed of Trust dated as of May 1, 1940 between AES Indiana and The Bank of New York Mellon Trust Company, N.A., as successor to the American National Bank and Trust Company of Chicago, as trustee, as amended and supplemented from time to time, including by the Seventy-Second Supplemental Indenture dated as of March 1, 2024 (the “Supplemental Indenture”).

The Bonds are secured by a pledge of substantially all of the assets of AES Indiana. Payments of interest on the Bonds are payable on April 1 and October 1 of each year, commencing October 1, 2024. Principal on the Bonds is payable on the maturity date, which is April 1, 2054. AES Indiana intends to use the net proceeds from the Bonds to repay amounts outstanding under its $300.0 million term loan agreement and its $350.0 million revolving credit agreement.

The foregoing descriptions of the Bonds and the Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the Supplemental Indenture, which is filed as Exhibit 4.4 hereto, and is incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in response to Item 1.01 with respect to the Notes, the Indenture, the Pledge Agreement Supplement, the Registration Rights Agreement, the Bonds and the Supplemental Indenture is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 4.1
Indenture between IPALCO Enterprises, Inc. and U.S. Bank Trust Company, National Association, as trustee, dated March 14, 2024, for the 5.750% Senior Secured Notes due 2034 (including the form of Note attached as an exhibit thereto)

Exhibit 4.2
Pledge Agreement Supplement between IPALCO Enterprises, Inc. and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent, dated March 14, 2024 to the Pledge Agreement between IPALCO Enterprises, Inc. and The Bank of New York Mellon Trust Company dated November 14, 2001, as amended and supplemented

Exhibit 4.3
Registration Rights Agreement, dated March 14, 2024, among IPALCO Enterprises, Inc. and J.P. Morgan Securities LLC, PNC Capital Markets LLC and U.S. Bancorp Investments, Inc., as representatives of the initial purchasers of the Notes

Exhibit 4.4
Seventy-Second Supplemental Indenture between AES Indiana and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated March 1, 2024, for the 5.700% First Mortgage Bonds due 2054 (including the form of Bond attached as an exhibit thereto)

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     IPALCO Enterprises, Inc.

Date: March 18, 2024	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary